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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): November 16, 2005

       CWABS, INC., (as depositor under the Pooling and Servicing
       Agreement, to be dated as of November 1, 2005, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 2005-13).

                                 CWABS, INC.
               -----------------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                  333-125164                95-4596514
 ------------------------------    ---------------        ---------------------
  (State or other jurisdiction       (Commission            (I.R.S. Employer
        of incorporation)            File Number)          Identification No.)

      4500 Park Granada
     Calabasas, California                                       91302
 -------------------------------                            --------------
     (Address of principal                                    (Zip Code)
      executive offices)

       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b)

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Section 8   -   Other Events

Item 8.01.      Other Events.

     The financial statements, financial statement schedules, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which appear in Item 8 of MBIA Inc.'s Annual Report on Form 10-K/A for the year ended December 31, 2004, incorporated by reference in the prospectus supplement relating to CWABS, Inc.'s Asset-Backed Certificates, Series 2005-13, have been incorporated in the prospectus supplement in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

     The financial statements of MBIA Insurance Corporation which appear in
Exhibit 99 of MBIA Inc.'s Annual Report on Form 10-K/A for the year ended December 31, 2004, incorporated by reference in the prospectus supplement relating to CWABS, Inc.'s Asset-Backed Certificates, Series 2005-13, have been incorporated in the prospectus supplement in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.



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

Section 9   -   Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     Exhibit No.       Description
     -----------       -----------

     23.1 Consent of Independent Registered Public Accounting Firm of MBIA Inc. and MBIA Insurance Corporation



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

                                   Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CWABS, INC.




                                            By: /s/ Leon Daniels, Jr.
                                                -------------------------
                                            Leon Daniels, Jr.
                                            Vice President


Dated: November 16, 2005



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

                                 Exhibit Index
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Exhibit
-------

23.1 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of MBIA Inc. and MBIA Insurance Corporation



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